EXHIBIT 10(ac)(3)

WAIVER AND THIRD AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This Waiver and Third Amendment to Amended and Restated Revolving Credit Agreement (this “Amendment”) is entered into as of October 12, 2005 (the “Effective Date”) by and among (i) Richardson Electronics, Ltd., a Delaware corporation (the “US-Borrower”), (ii) Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation (each a “Canada-Borrower”, and collectively, the “Canada-Borrowers”); (iii) Richardson Electronics Limited, an English limited liability company (the “UK-Borrower”); (iv) RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, (each a “Euro-Borrower” and collectively, the “Euro-Borrowers”), (v) Richardson Sweden Holding AB, a Swedish corporation (the “Krona-Borrower”) and (vi) Richardson Electronics KK, a company organized under the laws of Japan (the “Japan-Borrower”) (the US-Borrower, the Canada-Borrowers, the UK-Borrower, the Euro-Borrowers, the Krona-Borrower and the Japan-Borrower are collectively referred to as the “Borrowers”), the lenders party hereto (each, a “Lender” and collectively, the “Lenders”), JP Morgan Bank, N.A., London Branch, as Eurocurrency Agent (the “Eurocurrency Agent”), JPMorgan Chase Bank, N.A., Canada Branch as Canada Agent (the “Canada Agent”), JPMorgan Chase Bank, N.A., Tokyo Branch as Japan Agent (the “Japan Agent”) and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA as administrative agent (in such capacity, the “Administrative Agent”) (the Eurocurrency Agent, the Canada Agent, the Japan Agent and the Administrative Agent are collectively referred to as the “Funding Agents” and each individually a “Funding Agent”).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Funding Agents are parties to that certain Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 (as amended from time to time, the “Agreement”);

WHEREAS, the Borrowers, the Lenders and the Funding Agents desire to amend the Credit Agreement in order to revise certain financial covenants on the terms and conditions set forth herein;

WHEREAS, the Lenders wish to waive certain Events of Default arising from the US-Borrower and its Subsidiaries’ failure to satisfy certain requirements in respect of their Tangible Net Worth at the quarter ended August 31, 2005, on terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Agreement, as amended hereby.

2. Waiver.

Each Lender hereby waives Events of Default under Section 7.3 of the Agreement arising solely from the failure of the US-Borrower and its Subsidiaries to maintain minimum Tangible Net Worth required by Section 6.26 of the Agreement at the fiscal quarter ended August 31, 2005.

3. Amendments.

(a) Section 6.26 is deleted in its entirety and replaced as follows:

6.26 Tangible Net Worth. The US-Borrower and its Subsidiaries will maintain, at all times, a Tangible Net Worth greater than the sum of (i) $89,444,000, plus (ii) fifty-percent (50%) of the Net Income of the US-Borrower and its Subsidiaries earned in each fiscal quarter beginning with the quarter ending August 31, 2005 (without deduction for losses), plus (iii) one hundred percent (100%) of the net proceeds (gross proceeds minus (A) ordinary and necessary out of pocket costs and expenses and (B) reasonable underwriting fees and discounts incurred with respect to such gross proceeds) received by the US-Borrower or its Subsidiaries on or after May 31, 2005 from additional paid in capital, including, but not limited to, equity investments and proceeds from the issuance and sale of capital stock (including the amount of all Indebtedness which is converted into equity in the US-Borrower or its Subsidiaries).

4. Effectiveness. This Amendment shall become effective when the Administrative Agent has received all of the following acknowledged to be satisfactory by the Administrative Agent:

(a) This Amendment, executed by the requisite signatories;

(b) A certificate, signed by the chief financial officer of Richardson Electronics, Ltd. substantially in the form of Annex A attached hereto and made a part hereof, stating that on the date on which this Amendment becomes effective (the “Effective Time”) (after giving effect to this Amendment) no Default or Unmatured Default has occurred and is continuing and further certifying that the representations and warranties contained in Article 5 of the Agreement are true and correct on and as of the Effective Time; and

(c) Such other documents, instruments, approvals (and, if requested by the Administrative Agent, certified duplicates of executed copies thereof) or opinions as the Administrative Agent may reasonably request.

5. Condition Subsequent. As a condition subsequent to the waiver contained in Section 2 hereto, the US Borrower shall furnish to the Administrative Agent a copy of its final Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q as of and for the fiscal quarter ended August 31, 2005 and the US Borrower’s consolidated financial statements contained therein shall not vary in any material respect from the preliminary financial statements furnished by the US Borrower to the Administrative Agent.

6. Representations and Warranties. Each Borrower represents and warrants to the Lenders and Funding Agents (which representations and warranties shall become part of the representations and warranties made by such Borrower under the Agreement) that:

(a) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action and will not require any consent or approval of any person or entity, violate in any material respect any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected;

(b) No consent, approval or authorization of or declaration or filing with any governmental authority or any non-governmental person or entity, including without limitation, any creditor or partner of any Borrower is required on the part of such Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby and the execution, delivery and performance of this Amendment will not violate the terms of any contract or agreement to which such Borrower is a party;

(c) The Agreement is the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with the terms thereof;

(d) The most recent financial statements and preliminary financial statements of each Borrower delivered to the Lender are complete and accurate in all material respects and present fairly the financial condition of such Borrowers as of such date in accordance with generally accepted accounting principles. There has been no adverse material change in the condition of the business, properties, operations or condition, financial or otherwise, of any Borrower since the date of such financial statements. There are no material liabilities of any Borrower, fixed or contingent, which are material but not reflected on such financial statements or in the notes thereto; and

(e) After giving effect to this Amendment no Default or Event of Default has occurred or exists under the Agreement as of the Effective Time hereof.

7. Acknowledgement and Reaffirmation. Each Borrower hereby ratifies and affirms all of the obligations and undertakings contained in the Agreement and the Agreement remains in full force and effect in accordance with its terms. Each Borrower hereby acknowledges, agrees and affirms that each document and instrument securing or supporting the obligations and indebtedness owing to the Lenders and Funding Agents prior to the date of this Amendment remains in full force and effect in accordance with its terms, and that such security and support remains in full force effect as to all obligations under the Agreement.

8. Expenses. The Borrowers jointly and severally agree to pay and save the Lenders and Funding Agents harmless from liability for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees and expenses of Baker & McKenzie LLP, counsel to certain of the Lenders, in connection with the preparation and review of this Amendment and any related documents.

9. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois.

10. Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which together shall constitute the same agreement. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that such delivery shall have the same effect as delivery of an original counterpart thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

RICHARDSON ELECTRONICS, LTD.

BY:
TITLE:

BURTEK SYSTEMS, INC.

BY:
TITLE:

RICHARDSON ELECTRONICS CANADA, LTD.

BY:
TITLE:

RICHARDSON ELECTRONICS LIMITED

BY:
TITLE:

RESA, SNC

BY:
TITLE:

RICHARDSON ELECTRONIQUE SNC

BY:
TITLE:

RICHARDSON ELECTRONICS IBERICA, S.A.

BY:
TITLE:

RICHARDSON ELECTRONICS GMBH

BY:
TITLE:

RICHARDSON ELECTRONICS BENELUX B.V.

BY:
TITLE:

RICHARDSON SWEDEN HOLDING AB

BY:
TITLE:

RICHARDSON ELECTRONICS KK

BY:
TITLE:

FUNDING AGENTS:

JPMORGAN CHASE BANK, N.A.

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., London Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., Toronto Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., through its Tokyo Branch

BY:
TITLE:

LENDERS:

HARRIS N.A. (f/k/a HARRIS TRUST AND SAVINGS BANK)

BY:
TITLE:

BANK OF MONTREAL

BY:
TITLE:

NATIONAL CITY BANK, Canada Branch

BY:
TITLE:

NATIONAL CITY BANK OF THE MIDWEST

BY:
TITLE:

LASALLE BANK NATIONAL ASSOCIATION

BY:
TITLE:

LASALLE BUSINESS CREDIT, a division of ABN AMRO Bank N.V., Canada Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., London Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., Toronto Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., through its Tokyo Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A.

BY:
TITLE:

J.P.MORGAN EUROPE LIMITED

BY:
TITLE:

ANNEX A

OFFICER’S CERTIFICATE

This Certificate is delivered to JPMorgan Chase Bank, N.A., as Administrative Agent by Richardson Electronics, Ltd., pursuant to that certain Amended and Restated Revolving Credit Agreement, dated as of October 29, 2004 among the Borrowers named therein, the Lenders set forth on the signature pages thereto and the Funding Agents identified therein (as amended or modified from time to time, the “Credit Agreement”). All capitalized terms used herein but not defined shall have the respective meanings ascribed thereto in the Credit Agreement. The undersigned, in his capacity as chief financial officer of Richardson Electronics, Ltd., hereby certifies to the Funding Agents and the Lenders that on the date hereof no Default or Unmatured Default has occurred and is continuing and that all the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof.

This Certificate is delivered as of October 12, 2005.

By:
Its: